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                                                                   Exhibit 10.32


                              LETTER OF GUARANTEE
                              -------------------

To,
ABN AMRO BANK N.V.


Dear Sir,

In consideration of your granting/continuing advances or otherwise giving credit or affording banking facilities or other accommodation for as long as you may think fit to THE MADRAS ALUMINIUM COMPANY LTD. (hereinafter called "the
                     ---------------------------------
Principal") either alone or jointly with any other person/persons.

We,

(A)  STERLITE INDUSTRIES (INDIA) LTD Limited, a private/public company under the
     -------------------------------
     Companies Act, 1956.

                                       OR

(B)  Mr/Ms. ____________________________________________________________________
     Mr/Ms. ________________________________________________________________ and
     Mr/Ms. ____________________________________________________________________
     _______________________________________________________________ carrying on business in partnership in the firm name and style of ___________________,

                                       OR

(C)  Mr/Ms. ________________________________________ carrying on business in the name and style of __________________________________________________ as its
     Sole Proprietor having its Registered office/principal of place business at the address mentioned after the signature hereunder

                                       OR

(D)  (i)  Mr/Ms. ____________________________________________________ aged about
          ___________________ years residing at ________________________________
          ___________________________________________________,

     (ii) Mr/Ms. ____________________________________________________ aged about
          ___________________ years residing at ________________________________
          ___________________________________________________________,

                                                         Contd. [ILLEGIBLE TEXT]
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(hereinafter called "Guarantors" which expression shall, unless it be repugnant to the subject or context include (a) its successors or assigns or (b) surviving partner or partners and the heirs/legal representatives/executors/ administrators/permitted assigns of any deceased partner/s or (c) and (d) the heirs/legal representatives/executors/administrators/permitted assigns) do hereby jointly and/or severally unconditionally and irrevocably guarantee the due payment forthwith upon demand and without any demur or protest any and all amounts demanded by you of any nature whatsoever involving any advance, loan, bill and promissory note, and whether made, incurred, or discounted before or after the date hereof, to or for the Principal, either alone or jointly with any other person or persons and also all bills, promissory notes, or guarantees held by you bearing the Principal's signature, together with interest, commission, and other banking charges, including all legal charges and expenses. Provided always that the total amount which may become payable under this guarantee shall not exceed Rs. 130 MILLION (Rupees ONE HUNDRED AND THIRTY MILLION ONLY) together with the interest at the current rate applicable to Commercial loans and advances whether simple or compound and all commission which is usually payable by the Principal (including in particular interest at an additional or penal rate, in the event of default by the Principal in punctual payment of any instalment and/or of interest) or which may have been notified to the Principal, from the date of the Principal's default until payment. The Guarantors expressly jointly and/or severally agree that you shall have full discretionary power, without any further consent and without in any way affecting the Guarantors' joint and/or several liability under this guarantee to renew any advance, and to hold over, renew, or give up in whole or in part, and from time to time, any bills, notes, mortgages, charges, liens or other securities received or to be received from the Principal, either alone or jointly with any other person or persons or from any other person or persons or bearing the name of the Principal. You shall be at liberty without in any way affecting the Guarantors' joint and/or several liability under this guarantee and the Guarantors do hereby jointly and/or severally grant consent to you to vary any contract or any term or terms of any contract entered into with or to release or discharge or to do any act or omission the legal consequence of which is to discharge or to enter into any composition or compound with or promise to grant time or any other indulgence or not to sue, either the Principal or any person or persons liable on any such bills, notes, mortgage, charges, liens, or other securities or any person liable as surety, or collaterally liable for the Principal, or any other person or persons. And further, that this guarantee shall be a continuing security to you. And this guarantee shall be applicable to ultimate balance that may become due to you from the Principal in the account notwithstanding that such account may in the mean time or at any time or times have been in credit or may have disclosed a reduced or nil balance, and until repayment of such balance you shall be entitled to retain, realise or otherwise dispose of in such manner as you may think fit any securities now or hereafter held by you and without any liability to account to the Guarantors for any proportion of such securities or of the proceeds thereof until the said ultimate balance shall have been satisfied. And in the meantime the Guarantors will not take any steps to enforce any right or claim against the Principal in respect of any moneys paid by the Guarantor/s to you hereunder. And further, that if you should receive payments from the Principal, or any person or persons as aforesaid liable to you, or from any security held by you, or if the Principal or any persons or persons as aforesaid liable to you shall become bankrupt or insolvent, or being a corporation or an incorporated body shall pass a resolution for voluntary winding-up or shall be ordered to be wound-up by an order of the court or shall enter into any arrangement, scheme or compromise with his, its or their creditor or creditors, you shall be at liberty without discharging the Guarantors' liability to make or assent to any compromises, composi-
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tions or arrangements, or to prove and to rank as creditors in respect of the general balance of your account, or any item or items thereof, and to receive dividends thereupon, and all such payments and dividends received shall be treated as payments in gross, the Guarantors' liability shall extend to the ultimate balance after deducting such payments other, than payments made by any co-surety, for the full sum hereby guaranteed, and to the entire exclusion and surrender of all the Guarantor's rights as surety in competition with you, the statutes of bankruptcy or any rule of law or equity to the contrary notwithstanding, unless you have been paid all your dues in full.

A demand in writing shall be deemed to have been duly given to the Guarantors by sending the same by post addressed at the address hereunder written and shall be effectual notwithstanding any change of residence or death and notwithstanding notice thereof to the Bank, and such demand shall be deemed to be received by the Guarantors as the case may be 24 hours after the posting thereof, and shall be sufficient if signed by any officer of the Bank, and in proving such service it shall be sufficient to prove that the letter containing the demand was properly addressed and put into the Post Office.

This guarantee shall be additional to any other guarantee furnished by the Guarantor/s.

The Guarantors agree that a copy of the account of the Principal contained in your books of account (or of the account for the preceding six months if the accounts shall have extended beyond that period), signed by the Agent or Manager for the time being of the office at which such accounts shall be kept, or any officer of the Bank, shall be conclusive evidence against the Guarantors of the amount for the time being due to you from the Principal in any action or other proceeding brought against the Guarantor/s under this Guarantee.

The Guarantors do hereby waive in your favour all or any of the rights against you or the Principal so far as may be necessary to give effect to any of the provisions of this guarantee. The Guarantors shall not be entitled to claim the benefit of any legal consequences of any variation of any contract entered into by the Principal with you the liability in respect of which is guaranteed hereunder.

Whenever the amount due from the Principal either alone or jointly shall exceed the limit stipulated under this guarantee you may if you think fit elect which particular accounts or items shall be considered as exclusively secured by this guarantee. And you shall be at liberty at any time in case of the payment by the Guarantors of any of the moneys hereby guaranteed to place the same to a suspense account for any period that you may think fit and such money shall not be considered as paid on account of the moneys due to you from the Principal or any such other person.

Should this guarantee cease, from any cause to be binding as a continuing security on the Guarantors you may open a fresh account or accounts and continue any existing account with the Principal and no money paid into such account and subsequently drawn out by the Principal shall on settlement of any claim under this guarantee be appropriated towards or have the effect of payment of any part of the moneys due from the Principal at the time of this guarantee ceasing to be so binding as aforesaid in the absence of a direction in writing to appropriate given to you by the person paying in such money.

If the Guarantors now have or shall hereafter take any security from the Principal in respect of liability under this guarantee the Guarantors will not prove in the bankruptcy or insolvency or winding-up of the Principal in respect thereof to your prejudice and such security shall stand as a security for you and shall forthwith be deposited with you.
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If the Principal is a Corporation or an unincorporated body or firm the absence or infirmity of borrowing powers on the part of the Principal or any irregularity in the exercise thereof shall not affect the Guarantors' liability and any moneys advanced to the Principal shall be deemed due and owing notwithstanding such absence, infirmity or irregularity and this guarantee shall not be affected by any change in the name or constitution of the Corporation or unincorporated body or firm by death or retirement or otherwise howsoever.

This guarantee shall be enforceable against the Guarantors notwithstanding that any negotiable or other securities referred to herein or to which it may extend or be applicable shall at the time of proceedings being taken on this guarantee be outstanding or in circulation.

To give effect to this guarantee you may act as though the Guarantors are the Principal debtors.

This guarantee shall endure for the benefit of your successors and assigns, and shall be binding on the Guarantors including (a) the successors/assigns or (b) the surviving partner/partners and the heirs/legal representatives/executors/ administrators/assigns of any deceased partner/s or (c) and (d) the heirs legal representatives executors administrators and permitted assigns.
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IN WITNESS WHEREOF these presents have been executed at ___________ on this fifth day of June 2000 in the manner stated below:-
     -----        ---------

(A) The Common seal of Limited was hereunto         )
    affixed pursuant to a Resolution by the Board   )
    of Directors passed at a meeting held on in     )
    the presence of and _________________________   )
    _______________________ who have signed these   )
    presents in token thereof                       )   /s/ Tarun Jain

                         Or

(B) Signed and Delivered by _____________________   )
    _____________________________________________   )
    _________________________________________ and   )
    _____________________________________________   )
    Partners of _________________________________   )
    _____________________________________________   )

                         Or

(C) Signed and Delivered by _____________________   )
    __________________________ Sole proprietor of   )
    _____________________________________________   )

(D) Signed and Delivered by _____________________   )
    _____________________________________________   )